Note 19	12 Months Ended
Dec. 31, 2025
Tax Assets And Liabilties [Abstract]
Disclosure of tax assets and liabilities [Text Block]	Tax assets and liabilitiesConsolidated tax group
Pursuant to current legislation, BBVA consolidated tax group in Spain includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.
The Group’s non-Spanish banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.
Years open for review by the tax authorities
As of December 31, 2025, the BBVA consolidated tax group in Spain has the year 2021 and subsequent years subject to inspection, with respect to the main taxes applicable to it. Without prejudice to the foregoing, BBVA, S.A. and BBVA Seguros, S.A., de Seguros y Reaseguros are being audited with regard to Value Added Taxes for the financial years 2021 to 2024, inclusive.
The remainder of the Spanish consolidated entities in general have the last four years open for inspection by the tax authorities (the Tax Administration) for the main taxes applicable, except for those in which there has been an interruption of the limitation period due to the start of an inspection.
With regard to the BBVA consolidated tax group in Spain, in 2025, as a result of tax audits conducted by the tax authorities, inspection reports were issued for the financial years 2017 to 2020. These reports were signed by BBVA “in agreement” with the tax authorities' findings, except for those related to Corporate Income Tax for financial years 2017 and 2018, for which partial disagreement was expressed. At the close of the financial year, the reports signed "in agreement" with the tax authorities became final. The closure of the tax audit and the subsequent reassessment of tax risk coverage needs has had a net positive effect on the Group's effective tax rate (see Note 19.3) and has affected the evolution in the Group's deferred tax assets during the year (see Note 19.5). Notwithstanding the foregoing, the conclusion of the aforementioned inspections had no material impact on the Group’s consolidated financial statements. Furthermore, in relation to the Value Added Tax, due to criteria that have been established, the Group has revised the pro rata portion of BBVA, S.A. for the 2025 financial year and certain prior years (see Note 44.2).
In addition, in the 2024 financial year, the temporary levy on credit institutions of BBVA, S.A. corresponding to the 2023 financial year was audited by the Tax Administration. In the 2025 financial year, the tax assessment initiated by the Tax Administration was signed by BBVA “in disagreement" and appealed, suspension of payment was requested, and the amount claimed has been secured by a guarantee.
Additionally, the temporary levy on credit institutions of BBVA, S.A. corresponding to the 2024 financial year is being audited by the Tax Administration.
On the other hand, in relation to the main jurisdictions in which the Group has a presence and carries out its activity, in the case of Mexico, during the 2025 financial year the review process corresponding to the Corporate Income Tax for the 2017 financial year was completed, as the Appeal for Reconsideration filed by BBVA México, S.A. was resolved, with no material impact on the Group’s consolidated financial statements.
In addition, with respect BBVA México, S.A., the review process corresponding to the Corporate Income Tax for the 2018 financial year has continued and the review procedure corresponding to the 2019 and 2020 financial years with relation to Corporate Income Tax and Value Added Tax has been initiated.
With regard to the coverage, if applicable, of tax risks identified in the consolidated financial statements, it may involve either the recording of a provision or a lower deferred tax asset to the extent that the risk being hedged had previously given rise to the registration of a deferred tax asset or tax credit.
In this regard, on the terms indicated in the previous paragraph (taking into account the provisions of Note 7.1, as well as in Note 19.5 with regard to the Group's deferred tax assets), the Group has established provisions that, without prejudice to the uncertainty associated with any ongoing processes, it considers appropriate taking into account the identified risks to be covered (in accordance with the relevant evaluation and estimation possibilities of such risks) and that, in no case, are considered individually significant.
Without prejudice to the foregoing, due to the possible different interpretations that may be given to certain tax regulations, the results of the inspections that, where appropriate, are carried out by the tax authorities are likely to reveal other contingent tax liabilities, the amount of which It is not possible to quantify objectively at the present time. However, the Group estimates that the possibility of these contingent liabilities materializing is remote and, in any case, the tax debt that could arise from them would not significantly affect the accompanying consolidated financial statements of the Group.
Reconciliation of the tax expense
The reconciliation of the Group’s corporate income tax expense resulting from the application of the Spanish corporation income tax rate and the income tax expense recognized in the consolidated income statements is as follows:

RECONCILIATION OF TAXATION AT THE SPANISH CORPORATION TAX RATE TO THE TAX EXPENSE RECORDED FOR THE YEAR (MILLIONS OF EUROS)

	2025		2024		2023
	Amount	Effective tax %	Amount	Effective tax %	Amount	Effective tax %
Profit or (-) loss before tax	16,227		15,405		12,419
From continuing operations	16,227		15,405		12,419
From discontinued operations	—		—		—
Taxation at Spanish corporation tax rate 30%	4,868		4,622		3,726
Lower/higher effective tax rate from foreign entities ⁽¹⁾	181		193		2
Mexico	(135)	28%	(180)	28%	(194)	27%
Chile	(1)	29%	(2)	23%	(4)	11%
Colombia	18	38%	(1)	29%	(25)	14%
Peru	(22)	27%	(44)	23%	(55)	20%
Turkey	351	51%	498	62%	314	57%
USA	(50)	21%	(14)	26%	5	33%
Others	20		(64)		(39)
Revenues with lower tax rate (dividends/capital gains)	(37)		(44)		(26)
Equity accounted earnings	(19)		(14)		(8)
Other effects ⁽²⁾	107		73		309
Income tax	5,100		4,830		4,003
Of which: Continuing operations	5,100		4,830		4,003
Of which: Discontinued operations	—		—		—
(1) Calculated by applying the difference between the tax rate in force in Spain and the one applied to the Group’s earnings in each jurisdiction.
(2) With regard to the 2025 financial year, it includes the net impact of several tax effects comprising, among others, (i) the recording of the impact of IMIC for 2025, as indicated in Note 19.6 below, (ii) the recognition of certain deferred tax assets corresponding to the Group in Spain that were not previously registered in the financial statements, as referred to in Note 19.5 below, (iii) the positive effect of the result of the closure of the inspection process of the Group in Spain for the financial years 2017 to 2020, and the consequent reassessment of the needs for covering tax risks, as indicated in Note 19.2 above, and (iv) the effects of the limitation of the tax exemption on intragroup dividends and the withholding taxes associated with them.
On the other hand, regarding 2024, it shows the net impact of several tax effects that include, among others, (i) the accounting record of the impact associated with the declaration of unconstitutionality of certain measures relating to the Spanish Corporate Income Tax introduced by Royal Decree-Law 3/2016, as well as the impact of some of the measures introduced by Law 7/2024 on Corporate Income Tax that, in particular, are aimed at reinstating the measures declared unconstitutional, (ii) the non-deductibility of the temporary taxation of credit institutions recorded for accounting purposes in the year 2024 (see Note 19.6), and (iii) the effects of the limitation of the exemption on intra-group dividends and the withholding taxes associated with them.

The effective income tax rate for the Group in the years ended December 31, 2025, 2024 and 2023 is as follows:

EFFECTIVE TAX RATE (MILLIONS OF EUROS)

	2025	2024	2023
Income from:
Consolidated tax group in Spain	5,011	4,810	2,601
Other Spanish entities	91	(41)	6
Foreign entities	11,125	10,636	9,812
Gains (losses) before taxes from continuing operations	16,227	15,405	12,419
Tax expense or income related to profit or loss from continuing operations ⁽¹⁾	5,100	4,830	4,003
Effective tax rate	31.4%	31.4%	32.2%
(1) In 2025, 4,598 million and 502 million corresponded to current tax expenses and deferred tax expenses, respectively. In 2024, €3,970 million and €860 million corresponded to current tax expenses and deferred tax expenses, respectively.

In 2025, in general terms, there have been no changes in the nominal Corporate Income Tax rate in the main countries in which the Group is present compared to those existing in the previous period. In 2024, in general terms, and in the main countries where the Group has a presence, there were also no changes in the nominal Corporate Income Tax rate, compared to those existing in the previous period. In 2023, the changes in the nominal tax rate in Corporate Income Tax, with respect to those existing in the previous year in the main countries in which the Group is present, were Turkey (from 25% to 30%) and Colombia (from 38% to 40%).
Income tax recognized in equity
Regardless of the income tax expense recognized in the consolidated income statements, the Group has recognized income tax charges in the consolidated total equity in 2025, 2024 and 2023 of €92 million (credit), €543 million (debit) and €285 million (debit), respectively, mainly due to debt securities, actuarial gains and losses and cash flow hedges.
Tax assets and liabilities
The balance under the heading "Tax assets" in the consolidated balance sheets includes the balances receivable from the tax authorities relating to current and deferred tax assets. The balance under the “Tax liabilities” heading includes the balances payable in respect of the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

TAX ASSETS AND LIABILITIES (MILLIONS OF EUROS)

	2025	2024	2023
Tax assets
Current tax assets ⁽¹⁾	3,998	4,295	2,860
Deferred tax assets	13,869	14,354	14,641
Pensions	619	534	445
Financial Instruments	814	1,335	1,069
Loss allowances	2,210	2,158	2,127
Other	1,518	1,495	1,467
Secured tax assets	7,885	7,979	8,534
Tax losses	823	853	999
Total	17,867	18,650	17,501
Tax liabilities
Current tax liabilities ⁽¹⁾	1,480	575	878
Deferred tax liabilities	2,540	2,458	1,677
Financial Instruments	1,184	915	761
Other	1,356	1,543	916
Total	4,020	3,033	2,554
(1)The decrease in current tax assets in 2025 compared to 2024 is due, among other things, to a lower Mexican tax receivable related to corporate income tax, as the installment payments made in 2024 were particularly high. The increase in current tax liabilities in 2025 compared to 2024 is mainly due to the Spanish Interest Margin and Commission Tax (IMIC) for the 2025 financial year, as well as the increase in the Mexican tax liability related to the estimated corporate income tax for the 2025 financial year.
On the other hand, the increase in current tax assets in 2024 compared to 2023 corresponds mainly to a higher tax receivable of the tax group in Spain, as well as in Mexico and Colombia, in relation to the Corporate Income Tax for the year 2024 related to the installment payments made in the year. On the other hand, the decrease in current tax liabilities in 2024 compared to 2023, corresponds mainly to the decrease in the tax payable in Mexico and Argentina in relation to the estimated income tax for the year 2023.
The most significant variations of the deferred tax assets and liabilities in the years 2025, 2024 and 2023 were derived from the following items:

DEFERRED TAX ASSETS AND LIABILITIES. ANNUAL VARIATIONS (MILLIONS OF EUROS)

	2025		2024		2023
	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities
Balance at the beginning	14,354	2,458	14,641	1,677	14,747	1,520
Pensions	85	—	89	—	23	—
Financials instruments	(521)	269	266	154	(409)	204
Loss allowances	52	—	31	—	293	—
Others	23	(187)	28	627	206	(47)
Secured tax assets	(94)	—	(555)	—	(155)	—
Tax losses	(30)	—	(146)	—	(64)	—
Balance at the end	13,869	2,540	14,354	2,458	14,641	1,677
The changes in deferred tax assets and liabilities in 2025 were mainly attributable to:
–The decrease in secured tax assets as a result of the expected offsetting of such assets based on the estimate of the Corporate Income Tax of the BBVA consolidated tax group in Spain corresponding to 2025. The balance of secured tax assets was also affected by the closure of the Corporate Income Tax inspection process of the BBVA consolidated tax group in Spain covering the financial years 2017 to 2020, as well as by the reassessment carried out by the Group of the coverage needs for the identified tax risks.
–The decrease in tax assets due to tax losses in the 2025 financial year was moderate because, although the tax group in Spain generated a positive taxable income that allowed the offsetting of tax losses and deductions, the evolution of its balance was affected, as referred to in Note 19.2 and Note 19.3 above, by (i) on the one hand, the result of the Corporate Income Tax inspection process of the BBVA consolidated tax group in Spain covering the financial years 2017 to 2020, as well as the reassessment carried out by the Group of the coverage needs for the identified tax risks, and (ii) on the other hand, the recognition of certain deferred tax assets corresponding to the group in Spain, which were not previously recorded in the financial statements. This decision was based on the ability and acceleration observed in the absorption process of these assets, historical results —including for the 2025 financial year—, the sustained capacity of the Group to generate value and profit projections that support their recognition.
–As regards the evolution of deferred tax assets (other than secured tax assets and those linked to tax losses) net of deferred tax liabilities, it was mainly driven by the effects associated with the valuation of financial instruments, the very operation of the Corporate Income Tax which, due to the differences between accounting and taxation rules, results in constant movements in deferred taxes, as well as by the effect of exchange rates.

Of the deferred tax assets and liabilities shown above, those included in Note 19.4 above have been recognized against the entity's equity, and the rest against earnings for the year or reserves.
As of December 31, 2025, 2024 and 2023, the estimated amount of temporary differences associated with investments in subsidiaries, joint ventures and associates, which were not recognized as deferred tax liabilities in the consolidated balance sheets, amounted to €413 million, €230 million and €96 million, respectively.
With respect to the deferred tax assets shown above, the table below shows the amounts guaranteed by the Spanish government, broken down by the items that originated the relevant assets:

SECURED TAX ASSETS (MILLIONS OF EUROS)

	2025	2024	2023
Pensions	1,557	1,622	1,622
Loss allowances	6,328	6,357	6,912
Total	7,885	7,979	8,534
As of December 31, 2025, non-guaranteed net deferred tax assets amounted to €3,443 million (€3,918 million and €4,430 million as of December 31, 2024 and 2023, respectively). The breakdown by major geographical areas was as follows:
–Spain: net deferred tax assets recognized in Spain totaled €1,319 million as of December 31, 2025 (€1,421 million and €1,805 million as of December 31, 2024 and 2023, respectively). €713 million of the figure recorded in the year ended December 31, 2025 for net deferred tax assets related to tax credits and tax loss carry forwards and €606 million relate to temporary differences.
–Mexico: net deferred tax assets recognized in Mexico amounted to €1,721 million as of December 31, 2025 (€1,798 million and €1,899 million as of December 31, 2024 and 2023, respectively). Practically all of deferred tax assets as of December 31, 2025 relate to temporary differences.
–South America: net deferred tax assets recognized in South America amounted to €206 million as of December 31, 2025 (€245 million and €213 million as of December 31, 2024 and 2023, respectively). Of the figure recorded at year-end 2025 for net deferred tax assets, €73 million relate to tax credits for tax loss carryforwards and €133 million have arisen as temporary differences.
–Turkey: net deferred tax assets recognized in Turkey amounted to €191 million as of December 31, 2025 (€443 million and €499 million as of December 31, 2024 and 2023, respectively). All of the deferred tax assets have arisen as temporary differences.
Based on the information available as of December 31, 2025, including historical levels of benefits and projected results available to the Group, the Group has carried out an analysis of its recovery of deferred tax assets and liabilities and it is considered that there is sufficient positive evidence, in excess of the negative evidence, that sufficient positive taxable income will be generated for the recovery of the aforementioned unsecured deferred tax assets when they become deductible in accordance with tax legislation. In this respect, in the specific case of the tax Group in Spain, the Group estimates that it will be able to generate sufficient taxable income to offset the tax loss carryforwards and deductions recorded for accounting purposes within a period under 10 years.
On the other hand, the Group has not recognized for accounting purposes (or, as the case may be, has been subject to a valuation adjustment) certain deferred tax assets (tax loss carryforwards, deductions and temporary differences) for which, in general, there is no legal period for offsetting, amounting to approximately €1,969 million (in terms of quota), which mainly arise from the integration of Catalunya Banc in the case of Spain, in accordance with the following breakdown by each of the jurisdictions in which the Group is located and carries on its business activities: (i) Spain: €1,871,758 thousand; (ii) United States: €31,281 thousand; (iii) Mexico: €31,769 thousand; (iv) Colombia: €12,275 thousand; (v) Peru: €6,427 thousand; (vi) Turkey: €5,672 thousand; (vii) Portugal: €4,567 thousand; (viii) Japan: €2,849 thousand; (ix) Netherlands: €902 thousand; (x) China: €799 thousand; (xi) Hong Kong: €487 thousand; (xii) Singapore: €327 thousand; (xiii) Uruguay: €314 thousand; and (xiv) Curacao: €4 thousand.
In connection with the above, it should be noted that within the framework of the ongoing process of rationalization of the Group's corporate structure which, among other things, may provide for the future dissolution and liquidation of companies, the materialization of the aforementioned deferred tax assets not recognized for accounting purposes may take place in the Group company that is a shareholder of the entity being dissolved and liquidated, as a result of the disclosure of tax losses pending deduction associated with the shareholding of the company which, as the case may be, is dissolved and liquidated.
Other contributions and taxes
Interest Margin and Commission Tax of certain financial institutions in Spain
On December 21, 2024, Law 7/2024 was published in the Official State Gazette, the ninth Final Provision of which regulates a new tax on the net interest margin and commissions of certain financial entities including BBVA, S.A. The tax is levied on the net interest margin and commissions obtained by credit institutions from the activity they carry out in Spanish territory and is applicable to the first three consecutive tax periods that begin on January 1, 2024.
Subsequently, Royal Decree-Law 9/2024, which came into force on December 25, 2024, modified certain aspects of the tax approved by Law 7/2024, among other things, the tax period and the accrual of the new tax. However, this Royal Decree-Law was not ratified by the Congress of Deputies and was therefore repealed on January, 23 2025.
No impact associated with this tax was recorded in the Consolidated Financial Statements for the year ended December 31, 2024.
During 2025, the Group made the payment corresponding to the IMIC for the 2024 financial year. However, since this payment is not required under the applicable legal framework, an asset for the amount paid (€295 million) has been recorded under the heading "General Governments" of the item "Financial assets at amortized cost - Loans and advances to customers" in the balance sheet (see Note 14).
As of December 31, 2025, current tax liabilities include approximately €318 million corresponding to the accrual, for the 2025 financial year, of the IMIC of certain Group financial entities, which was recognized under the heading of “Tax expense or income related to profit or loss from continuing operations”, in accordance with the nature of this income tax under IAS 12, given its characteristics as a direct tax, the taxable event of which is the generation within Spanish territory of a positive net interest margin and commissions during the tax period.
Temporary levy on credit institutions in Spain
On December 28, 2022, the Law for the establishment of the temporary levy on credit entities and financial credit establishments was published in the Official State Gazette.
This law establishes the obligation to satisfy a public contribution with a non-tax nature during the years 2023 and 2024 for credit institutions operating in Spanish territory whose sum of income from interest and commissions corresponding to the year 2019 is equal to or greater than €800 million.
The amount of the public, non-tax nature contribution payable is calculated by applying a rate of 4.8% to the sum of the interest margin and the income and expenses from commissions derived from the activity carried out in Spain and shown in the income statement of the tax consolidation group to which the credit institution belongs, corresponding to the calendar year prior to the year in which the payment obligation arises. The payment obligation arises on the first day of the calendar year 2023 and 2024.
For the 2023 and 2024 financial years, the impact of €215 million and €285 million, respectively, was recorded under the "Other operating expenses" item in the consolidated income statement (see Note 42).
Top-up tax to ensure a global minimum taxation for multinational groups and large domestic groups (Pillar Two)
On December 20, 2024, Law 7/2024 of December 20, 2024 was approved in Spain, establishing a Top-up Tax to guarantee an overall minimum level of taxation for multinational groups and large domestic groups, a Tax on the net interest income and fee and commission of certain financial institutions and a Tax on liquids for electronic cigarettes and other tobacco-related products, and amending other tax regulations.
This law transposed Council Directive (EU) 2022/2523 of December 15, 2022, which incorporates the Pillar Two rules into the European legal framework.
The aforementioned law was approved with effect for tax periods beginning on or after December 31, 2023. Consequently, from the year 2024, inclusive, the Group is subject to the Pillar Two rules.
In compliance with current legislation, the Group has calculated the estimated impact of the Top-up Tax based on the Transitional Safe Harbour analysis and on the basis of the figures used in the preparation of the Group's consolidated financial statements in each of its constituent jurisdictions.
As a result of this estimated calculation, it has been determined that most of the jurisdictions in which the Group operates, with the exception of a small number of countries representing an immaterial percentage of the BBVA Group's profit (loss) before tax, exceed the 15% minimum effective tax rate and, therefore, do not accrue a Top-up Tax. For those jurisdictions that do not meet this threshold, BBVA, S.A., as the ultimate parent company of the Group, as of December 31, 2025, has recognized as a current tax expense the corresponding estimated Top-up Tax associated with those jurisdictions, the amount of which is not material.
Finally, it should be noted that the BBVA Group applies the mandatory exception to the recognition and disclosure of deferred tax assets and liabilities in relation to Pillar Two.